SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
November 19, 2004
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047 (Commission File Number)	04-2870273 (I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
SIGNATURE

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 19, 2004, Independent Bank Corp., the parent of Rockland Trust Company (“Rockland Trust”) consummated the previously announced sale of its bank branch located on Cape Cod at 75 Brackett Road, North Eastham, Massachusetts to The Cape Cod Five Cents Saving Bank (“Cape Cod Five”). The transaction included the sale of approximately $10.9 million in deposits. The Company anticipates a pre-tax one time gain of approximately $1.8 million, before any transaction and other disposal costs associated with the sale, which will be recorded in the fourth quarter.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: November 19, 2004	BY: /s/ Edward H.Seksay EDWARD H. SEKSAY GENERAL COUNSEL